-----------------------------
                          Annual Report August 31, 1998
                          -----------------------------

                                   OPPENHEIMER

                                   Enterprise
                                      Fund


                               [GRAPHIC OMITTED]


                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's Manager

 8 Fund Performance

13 Financial
   Statements

30 Independent
   Auditors' Report

31 Federal
   Income Tax
   Information

32 Officers and
   Trustees

36 Information and Services

 Report highlights
--------------------------------------------------------------------------------

o Top-quartile Performance: The Fund's Class A shares were ranked 1 out of 44 micro-cap funds as measured by Lipper Analytical Services, Inc. for the period ended September 30, 1998.(1) In addition, the Fund outperformed its benchmark, the Russell 2000 Index, which suffered a (19.4)% decline over the one-year period that ended August 31, 1998.(2)

o Stock selection was the key ingredient to the Fund's success. Rather than emphasizing entire industries, we were able to pick winning stocks across a wide variety of market sectors.


------------------------------
 Avg Annual Total Returns
------------------------------

For the 1-Year Period
Ended 8/31/98

Class A

 Without         With
 Sales Chg.(3)   Sales Chg.(4)
------------------------------
 (5.65)%         (11.08)%
------------------------------

Class B

 Without         With
 Sales Chg.(3)   Sales Chg.(4)
------------------------------
 (6.43)%         (10.72)%
------------------------------

Class C

 Without         With
 Sales Chg.(3)   Sales Chg.(4)
------------------------------
 (6.38)%         (7.24)%
------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Source: Lipper Analytical Services, Inc., 9/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 1 out of 44 micro-cap funds for the one-year period ended 9/30/98.

2. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers with market values ranging from $25 million to $1 billion, and cannot be purchased by investors.

3. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

4. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to a 0.75% asset-based sales charge.


                         2 Oppenheimer Enterprise Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Enterprise Fund

 Dear shareholder,
--------------------------------------------------------------------------------


The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

      Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

      What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

      As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the per spective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
September 22, 1998


                         3 Oppenheimer Enterprise Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"...the profit outlook for small companies is brighter today, and stock prices are currently attractive."

How did the Fund perform?

Oppenheimer Enterprise Fund performed quite well relative to the universe of mutual funds that invest primarily in smaller size companies. In fact, for the period ended September 30, 1998, the Fund's Class A shares were ranked 1 out of 44 micro-cap funds as measured by Lipper Analytical Services, Inc.(1)

What factors affected the Fund's performance?

Because of the continuing economic crisis in Asia, global investors favored the perceived safety and liquidity of widely held stocks. As a result, large company stocks continued to outperform small caps. For the fiscal year that ended August 31, 1998, Oppenheimer Enterprise Fund solidly outperformed the Russell 2000 Index, the Fund's benchmark, which suffered a (19.4)% decline.(2) The Fund outperformed its benchmark because, unlike the index or even index funds, we can be selective about which companies to hold in the portfolio. This affords us the freedom to choose only those companies that we believe have superior fundamentals.

Tell us about some of your winning stocks.

New Era of Networks, Inc. contributed significantly to the Fund's return during the period. This company sells software that enables businesses with different types of computers in various locations to work together. Such innovative technology has allowed New Era of Networks to form strategic alliances with major computer companies such as IBM, which has resulted in dramatic sales growth.


1. Source: Lipper Analytical Services, Inc., 9/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 1 out of 44 micro-cap funds for the one-year period ended 9/30/98.


                       4 Oppenheimer Enterprise Fund

[PHOTO]

Portfolio Management
Team (l to r)
Bonnie Sherman
Alan Gilston
Jay Tracey (Portfolio Manager)
Susan Switzer

We also purchased shares in Cyberian Outpost, Inc., another technology company, which went public in July. The company sells computer hardware and software products over the Internet, and has experienced dramatic sales growth as a result of the increasing amount of traffic on its website.

Let's discuss some winning companies outside of technology.

With the economy changing rapidly, there is a growing need for continuing education and training. Career Education Corp. is an adult education company that offers specialized degrees and training to roughly 13,000 students in areas such as information technology. Also, Investors Financial Services Corp., which provides custody, trustee and other services to the money management community, performed well during the fiscal year. The company considers itself a "boutique" firm that can offer a higher level of service at competitive prices. The stock has also done well because of the exceptional growth of professional money management during the 1990s.

      Stericycle Inc., another winner in the portfolio, specializes in handling medical waste disposal, an area that the big solid waste companies have virtually abandoned. The company continues to win new contracts with hospitals, and recently acquired the medical waste division of Waste Management, a Fortune 500 company.


2. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers with market values ranging from $25 million to $1 billion, and cannot be purchased by investors.


                         5 Oppenheimer Enterprise Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------


--------------------------------
 Avg Annual Total Returns
--------------------------------

For the Periods Ended 9/30/98(3)

Class A
           Since
 1 year    Inception
--------------------------------
 (10.16)%  (22.24)%
--------------------------------

Class B
           Since
 1 year    Inception
--------------------------------
 (9.74)%   (23.14)%
--------------------------------

Class C
           Since
 1 year    Inception
--------------------------------
 (6.27)%   (23.81)%
--------------------------------

Which companies didn't perform as well as you'd expected?

An operator of cafeteria-style restaurants was a poor performer during the period. We were originally attracted to the company because of management's track record as well as our belief that the stock was very attractively priced. Unfortunately, the company's earnings proved disappointing and there was significant turnover in management.

      After a period of excellent performance, small telecommunications companies have performed poorly in recent months. These companies recently went through a phase that required considerable investment in their back office capabilities to catch up with dramatic customer growth. This hurt earnings somewhat. In a market environment that has been negative for small company stocks, any hint of earnings disappointment has resulted in downward stock prices.

What is your outlook?

First, earnings growth for large companies is slowing--more so than for small companies. Second, small company stock prices are relatively low compared to big companies. True, all other things being equal, small companies are less predictable and therefore may not merit as high a value as large companies. However, the relative price of small companies is as low as it has been since 1990, at which time small companies proceeded to generally outperform large companies for about three years. At some point, investors will see that small com panies can offer better growth at lower prices.

      In the meantime, we are going to continue to do what we have been doing, which is to not worry extensively about whether small companies can out perform large companies. We're not going to worry about over-emphasizing one industry over another.


                         6 Oppenheimer Enterprise Fund

Portfolio Allocation(4)

[The following table was depicted as a pie chart in the printed material.]

Common Stocks      70.5%
Cash Equivalents   29.5


Instead, we're going to continue to focus on maintaining a diversified portfolio, and trying to find great companies at reasonable prices that we believe have the potential for strong sales and earnings growth. Maintaining a dis ciplined focus and emphasis on individual stock selection is part of what makes Oppenheimer Enterprise Fund The Right Way To Invest.


Largest Industries(4)
-----------------------------------------
Computer Software/Services          18.4%
-----------------------------------------
Industrial Services                 10.8
-----------------------------------------
Retail: Specialty                   10.1
-----------------------------------------
Healthcare/Supplies & Services       8.8
-----------------------------------------
Diversified Financial                3.1
-----------------------------------------


Top 10 Stock Holdings(4)
-----------------------------------------
New Era of Networks, Inc.            2.2%
-----------------------------------------
Advance ParadigM, Inc.               2.1
-----------------------------------------
Segue Software, Inc.                 2.1
-----------------------------------------
BindView Development Corp.           1.9
-----------------------------------------
Career Education Corp.               1.8
-----------------------------------------
Cyberian Outpost, Inc.               1.8
-----------------------------------------
Stericycle, Inc.                     1.8
-----------------------------------------
TSI International Software Ltd.      1.6
-----------------------------------------
School Specialty, Inc.               1.6
-----------------------------------------
Kendle International, Inc.           1.5


3. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 11/7/95). Class C returns include the contingent deferred sales charge of 1% for the one-year period. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to a 0.75% asset-based sales charge.

4. Portfolio is subject to change. Percentages are as of August 31, 1998, and are based on total market value of investments.


                         7 Oppenheimer Enterprise Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended August 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and to a sector index.

    o Management's Discussion of Performance. During Oppenheimer Enterprise Fund's past fiscal year that ended August 31, 1998, the Fund realized gains in a variety of different market sectors, including technology, education, waste disposal and financial services. Because of concerns about the impact of the Asian economic crisis on the U.S. economy, investors continued to generally prefer large company stocks that they perceived would better weather a downturn. Although this big company bias did not help the Fund's performance, the Fund performed very well relative to its peer group by maintaining a diver sified portfolio of com panies with the potential for strong sales and earnings growth. The Fund's portfolio and its portfolio manager's strategies are subject to change.

    o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund from inception date of November 7, 1995, held until its fiscal year-end August 31, 1998. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the 5.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge on Class B and Class C shares.


                         8 Oppenheimer Enterprise Fund

    The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index and the Russell 2000 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and NASDAQ, and is widely recognized as a measure of the performance of "mid-capitalization" stocks.

    Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices shown.


                         9 Oppenheimer Enterprise Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Enterprise Fund (Class A), S&P 500 and Russell 2000

[The following table was originally a line graph in the printed material.]

         Oppenheimer Enterprise
               Fund Cls A         S&P 500   Russell 2000
         ----------------------   -------   ------------
11.7.95           9425             10000        10000
8.31.96          14590             11432        11398
8.31.97          17199             16077        14698
8.31.98          16227             17379        11847

Average Annual Total Return of Class A Shares of the Fund at 8/31/98(1)
1 Year -11.08%       Life 18.75%


Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Enterprise Fund (Class B), S&P 500 and Russell 2000

[The following table was originally a line graph in the printed material.]

         Oppenheimer Enterprise
               Fund Cls B         S&P 500   Russell 2000
         ----------------------   -------   ------------
11.7.95          10000             10000        10000
8.31.96          15390             11432        11398
8.31.97          18011             16077        14698
8.31.98          16553             17379        11847

Average Annual Total Return of Class B Shares of the Fund at 8/31/98(2)
1 Year -10.72%       Life 19.59%


                         10 Oppenheimer Enterprise Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Enterprise Fund (Class C), S&P 500 and Russell 2000

[The following table was originally a line graph in the printed material.]

         Oppenheimer Enterprise
               Fund Cls C         S&P 500   Russell 2000
         ----------------------   -------   ------------
11.7.95          10000             10000        10000
8.31.96          15390             11432        11398
8.31.97          18001             16077        14698
8.31.98          16853             17379        11847

Average Annual Total Return of Class C Shares of the Fund at 8/31/98(3)
1 Year -7.24%        Life 20.36%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S&P 500 Index and the Russell 2000 Index in each of the graphs begins on 10/31/95.

1. The inception date of the Fund's Class A shares was 11/7/95. The average annual total return is shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 11/7/95. The average annual total return is shown net of the applicable 5% and 3% contingent deferred sales charge respectively, for the 1-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 11/7/95. The average annual total return is shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Past performance is not predictive of future performance.


                         11 Oppenheimer Enterprise Fund

Financials
--------------------------------------------------------------------------------


                         12 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Statement of Investments  August 31, 1998
--------------------------------------------------------------------------------


                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Common Stocks--72.7%
--------------------------------------------------------------------------------
Basic Materials--0.3%
--------------------------------------------------------------------------------
Chemicals--0.3%
Brunswick Technologies, Inc.(1)                           50,000    $    365,625
--------------------------------------------------------------------------------
Consumer Cyclicals--15.3%
--------------------------------------------------------------------------------
Autos & Housing--0.5%
Travis Boats & Motors, Inc.(1)                            40,000         600,000
--------------------------------------------------------------------------------
Leisure & Entertainment--2.7%
Global Vacation Group, Inc.(1)                           149,000       1,490,000
--------------------------------------------------------------------------------
ResortQuest International, Inc.(1)                       100,000       1,150,000
--------------------------------------------------------------------------------
Silver Diner, Inc.(1)(2)                                  80,000          80,000
--------------------------------------------------------------------------------
Silver Diner, Inc.(1)(2)(3)                              750,000         712,500
                                                                    ------------
                                                                       3,432,500

--------------------------------------------------------------------------------
Media--0.8%
Cumulus Media, Inc., Cl. A(1)                            100,000       1,050,000
--------------------------------------------------------------------------------
Retail: General--0.9%
Quicksilver, Inc.(1)                                      80,000       1,100,000
--------------------------------------------------------------------------------
Retail: Specialty--10.4%
Blue Rhino Corp.(1)                                      135,000       1,417,500
--------------------------------------------------------------------------------
Chico's Fas, Inc.(1)                                     100,000       1,275,000
--------------------------------------------------------------------------------
Cutter & Buck, Inc.(1)                                    80,000       1,690,000
--------------------------------------------------------------------------------
Cyberian Outpost, Inc.(1)(2)                             375,000       2,346,094
--------------------------------------------------------------------------------
DM Management Co.(1)                                     105,000       1,522,500
--------------------------------------------------------------------------------
Handleman Co.(1)                                         300,000       1,931,250
--------------------------------------------------------------------------------
J. Baker, Inc.                                           120,000         945,000
--------------------------------------------------------------------------------
School Specialty, Inc.(1)                                180,000       2,058,750
                                                                    ------------
                                                                      13,186,094

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--16.0%
--------------------------------------------------------------------------------
Education--3.0%
Bright Horizons Family Solutions, Inc.(1)                 67,511       1,426,170
--------------------------------------------------------------------------------
Career Education Corp.(1)                                110,000       2,420,000
                                                                    ------------
                                                                       3,846,170

--------------------------------------------------------------------------------
Food--1.0%
Balance Bar Co.(1)                                       120,000       1,260,000


                         13 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                    Market Value
                                                         Shares     See Note 1
--------------------------------------------------------------------------------
Healthcare/Drugs--3.0%
Applied Analytical Industries, Inc.(1)                   140,000    $  1,347,500
--------------------------------------------------------------------------------
Boron, LePore & Associates, Inc.(1)                       60,000       1,800,000
--------------------------------------------------------------------------------
Ethical Holdings plc, Sponsored ADR(1)                   450,000         126,562
--------------------------------------------------------------------------------
International Isotopes, Inc.(1)                           50,000         490,625
                                                                    ------------
                                                                       3,764,687

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--9.0%
Advance ParadigM, Inc.(1)                                130,000       2,795,000
--------------------------------------------------------------------------------
Autonomous Technologies Corp.(1)                         200,000         688,750
--------------------------------------------------------------------------------
Cornell Corrections, Inc.(1)                              38,300         306,400
--------------------------------------------------------------------------------
EP MedSystems, Inc.(1)(2)                                538,500       1,750,125
--------------------------------------------------------------------------------
Hanger Orthopedic Group, Inc.(1)                          15,400         230,037
--------------------------------------------------------------------------------
ICON plc, Sponsored ADR(1)                                30,000         798,750
--------------------------------------------------------------------------------
Ortivus AB, Cl. A(1)                                      27,400         338,760
--------------------------------------------------------------------------------
Ortivus AB, Cl. B(1)                                      14,000         174,820
--------------------------------------------------------------------------------
Polartechnics Ltd.(1)                                    500,000         743,917
--------------------------------------------------------------------------------
Priority Healthcare Corp., Cl. B(1)                       87,000       1,761,750
--------------------------------------------------------------------------------
Superior Consultant Holdings Corp.(1)                     35,000       1,069,688
--------------------------------------------------------------------------------
Ventana Medical Systems, Inc.(1)                          40,000         800,000
                                                                    ------------
                                                                      11,457,997

--------------------------------------------------------------------------------
Energy--0.3%
--------------------------------------------------------------------------------
Energy Services & Producers--0.3%
FX Energy, Inc.(1)                                        60,000         360,000
--------------------------------------------------------------------------------
Financial--5.1%
--------------------------------------------------------------------------------
Banks--1.9%
First International Bancorp, Inc.                        113,000       1,243,000
--------------------------------------------------------------------------------
TeleBanc Financial Corp.(1)                               90,000       1,113,750
                                                                    ------------
                                                                       2,356,750

--------------------------------------------------------------------------------
Diversified Financial--3.2%
American Capital Strategies Ltd.                          40,000         475,000
--------------------------------------------------------------------------------
Creditrust Corp.(1)                                       70,000       1,019,375
--------------------------------------------------------------------------------
Investors Financial Services Corp.                        33,800       1,753,375
--------------------------------------------------------------------------------
Rock Financial Corp.                                     110,000         797,500
                                                                    ------------
                                                                       4,045,250


                         14 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                    Market Value
                                                        Shares      See Note 1
--------------------------------------------------------------------------------
Industrial--12.4%
--------------------------------------------------------------------------------
Industrial Services--11.1%
A Consulting Team, Inc.(1)                              100,000     $    803,125
--------------------------------------------------------------------------------
Condor Technology Solutions, Inc.(1)                     90,000          765,000
--------------------------------------------------------------------------------
Giga Information Group, Inc.(1)                          45,000          281,250
--------------------------------------------------------------------------------
Kendle International, Inc.(1)                            80,000        1,945,000
--------------------------------------------------------------------------------
Pentacon, Inc.(1)                                       100,000          800,000
--------------------------------------------------------------------------------
Professional Detailing, Inc.(1)                          70,000        1,190,000
--------------------------------------------------------------------------------
Rainbow Rentals, Inc.(1)                                140,000        1,295,000
--------------------------------------------------------------------------------
Rent-Way, Inc.(1)                                        57,500        1,423,125
--------------------------------------------------------------------------------
Stericycle, Inc.(1)                                     150,000        2,306,250
--------------------------------------------------------------------------------
U.S. Liquids, Inc.(1)                                    67,200        1,016,400
--------------------------------------------------------------------------------
Unidigital, Inc.(1)                                     100,000          600,000
--------------------------------------------------------------------------------
Waste Connections, Inc.(1)                               80,000        1,695,000
                                                                    ------------
                                                                      14,120,150

--------------------------------------------------------------------------------
Manufacturing--1.3%
AstroPower, Inc.(1)                                     100,000          662,500
--------------------------------------------------------------------------------
Denali, Inc.(1)                                          95,000        1,045,000
                                                                    ------------
                                                                       1,707,500

--------------------------------------------------------------------------------
Technology--22.4%
--------------------------------------------------------------------------------
Computer Hardware--0.8%
Com21, Inc.(1)                                          100,000        1,062,500
--------------------------------------------------------------------------------
Computer Software/Services--19.0%
BindView Development Corp.(1)                           250,000        2,437,500
--------------------------------------------------------------------------------
Brio Technology, Inc.(1)                                160,000        1,680,000
--------------------------------------------------------------------------------
Concord Communications, Inc.(1)                          50,000        1,337,500
--------------------------------------------------------------------------------
DA Consulting Group, Inc.(1)                             85,000        1,338,750
--------------------------------------------------------------------------------
Digital River, Inc.(1)                                   50,000          256,250
--------------------------------------------------------------------------------
Echelon Corp.(1)                                        210,000        1,050,000
--------------------------------------------------------------------------------
Interplay Entertainment Corp.(1)                        200,000        1,100,000
--------------------------------------------------------------------------------
NetGravity, Inc.(1)                                     100,000          775,000
--------------------------------------------------------------------------------
Network Solutions, Inc., Cl. A(1)                        40,000        1,030,000


                         15 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                    Market Value
                                                         Shares     See Note 1
--------------------------------------------------------------------------------
Computer Software/Services (continued)
New Era of Networks, Inc.(1)                             100,000    $  2,862,500
--------------------------------------------------------------------------------
Onhealth Network Co.(1)                                  200,000         850,000
--------------------------------------------------------------------------------
Phoenix International Ltd.(1)                            110,000       1,567,500
--------------------------------------------------------------------------------
Segue Software, Inc.(1)                                  170,000       2,730,625
--------------------------------------------------------------------------------
Software.net Corp.(1)                                     70,000         603,750
--------------------------------------------------------------------------------
SOFTWORKS, Inc.(1)                                       200,000         850,000
--------------------------------------------------------------------------------
Tier Technologies, Inc., Cl. B(1)                        100,000       1,425,000
--------------------------------------------------------------------------------
TSI International Software Ltd.(1)                        80,000       2,150,000
                                                                    ------------
                                                                      24,044,375

--------------------------------------------------------------------------------
Electronics--1.3%
American Xtal Technology, Inc.(1)                        140,000       1,330,000
--------------------------------------------------------------------------------
Symphonix Devices, Inc.(1)                                86,500         270,313
                                                                    ------------
                                                                       1,600,313

--------------------------------------------------------------------------------
Telecommunications/Technology--1.3%
Carrier Access Corp.(1)                                   20,000         287,500
--------------------------------------------------------------------------------
Lightbridge, Inc.(1)                                      40,000         200,000
--------------------------------------------------------------------------------
PhoneTel Technologies, Inc.(1)                           350,000         393,750
--------------------------------------------------------------------------------
SCC Communications Corp.(1)                              120,000         810,000
                                                                    ------------
                                                                       1,691,250

--------------------------------------------------------------------------------
Utilities--0.9%
--------------------------------------------------------------------------------
Telephone Utilities--0.9%
MGC Communications, Inc.(1)                              135,000       1,164,375
                                                                    ------------
Total Common Stocks (Cost $98,163,355)                                92,215,536


                         16 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------


                                                  Face             Market Value
                                                  Amount           See Note 1
===============================================================================
Repurchase Agreements--30.5%
-------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan
Securities, Inc., 5.75%, dated 8/31/98, to be
repurchased at $19,603,131 on 9/1/98,
collateralized by U.S. Treasury Bonds,
7.50%-13.25%, 11/15/09-2/15/19, with
a value of $18,226,965, and U.S. Treasury
Nts., 6.375%, 7/15/99, with a value of
$1,827,782                                        $19,600,000      $ 19,600,000
-------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith
Barney Holdings, Inc., 5.75%, dated 8/31/98,
to be repurchased at $19,003,035 on 9/1/98,
collateralized by U.S. Treasury Nts.,
5.375%-8%, 10/31/98-2/15/05, with a value of
$19,503,750                                        19,000,000        19,000,000
                                                                   ------------
Total Repurchase Agreements
(Cost $38,600,000)                                                   38,600,000
--------------------------------------------------------------------------------
Total Investments, at Value
(Cost $136,763,355)                                     103.2%      130,815,536
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                    (3.2)       (4,044,211)
                                                  -----------      ------------
Net Assets                                              100.0%     $126,771,325
                                                  ===========      ============

1. Non-income producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and, is or was an affiliate as defined in the Investment Company Act of 1940, at or during the period ended August 31, 1998. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 1998, amounts to $4,888,719. Transactions during the period in which the issuer was an affiliate are as follows:

                     Shares            Gross        Gross        Shares
                     August 31, 1997   Additions    Reductions   August 31, 1998
--------------------------------------------------------------------------------
Cyberian Outpost, Inc.            --   375,000      --                   375,000
--------------------------------------------------------------------------------
EP MedSystems, Inc.          100,000   438,500      --                   538,500
--------------------------------------------------------------------------------
Silver Diner, Inc.           130,000   700,000      --                   830,000

3. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                         17 Oppenheimer Enterprise Fund

-------------------------------------------------------------------------------
 Statement of Assets and Liabilities  August 31, 1998
-------------------------------------------------------------------------------


===============================================================================
Assets
Investments, at value (including repurchasement agreement
of $38,600,000)--see accompanying statement:
Unaffiliated companies (cost $133,033,417)                        $ 125,926,817
Affiliated companies (cost $3,729,938)                                4,888,719
-------------------------------------------------------------------------------
Receivables:
Investments sold                                                     11,655,236
Shares of beneficial interest sold                                      703,247
Interest and dividends                                                    8,765
-------------------------------------------------------------------------------
Deferred organization costs--Note 1                                      15,288
-------------------------------------------------------------------------------
Other                                                                     4,127
                                                                  -------------
Total assets                                                        143,202,199

===============================================================================
Liabilities
Bank overdraft                                                           48,233
-------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                15,558,696
Shares of beneficial interest redeemed                                  624,410
Trustees' fees--Note 1                                                   69,613
Distribution and service plan fees                                       50,101
Shareholder reports                                                      48,071
Custodian fees                                                            1,716
Other                                                                    30,034
                                                                  -------------
Total liabilities                                                    16,430,874

===============================================================================
Net Assets                                                        $ 126,771,325
                                                                  =============

===============================================================================
Composition of Net Assets
Paid-in capital                                                   $ 129,892,324
-------------------------------------------------------------------------------
Accumulated net investment loss                                         (67,426)
-------------------------------------------------------------------------------
Accumulated net realized gain on investments                          2,894,246
-------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies             (5,947,819)
                                                                  -------------
Net assets                                                        $ 126,771,325
                                                                  =============


                         18 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $74,456,084 and 5,059,274 shares of
beneficial interest outstanding)                                          $14.72
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                  $15.62

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $43,569,712 and
3,028,924 shares of beneficial interest outstanding)                      $14.38

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $8,745,529 and
608,156 shares of beneficial interest outstanding)                        $14.38

See accompanying Notes to Financial Statements.


                         19 Oppenheimer Enterprise Fund

-------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended August 31, 1998
-------------------------------------------------------------------------------


===============================================================================
Investment Income
Interest                                                           $    720,367
-------------------------------------------------------------------------------
Dividends                                                                76,844
                                                                   ------------
Total income                                                            797,211

===============================================================================
Expenses
Management fees--Note 4                                                 891,384
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 157,212
Class B                                                                 389,547
Class C                                                                  78,991
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   404,182
-------------------------------------------------------------------------------
Shareholder reports                                                      87,391
-------------------------------------------------------------------------------
Trustees' fees and expenses                                              53,526
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              24,207
-------------------------------------------------------------------------------
Registration and filing fees                                             19,869
-------------------------------------------------------------------------------
Insurance expenses                                                        5,517
-------------------------------------------------------------------------------
Deferred organization amortization                                        5,142
-------------------------------------------------------------------------------
Custodian fees and expenses                                               2,285
-------------------------------------------------------------------------------
Other                                                                     4,613
                                                                   ------------
Total expenses                                                        2,123,866

===============================================================================
Net Investment Loss                                                  (1,326,655)

===============================================================================
Realized and Unrealized Gain
Net realized gain on investments                                     10,331,533
-------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                         (24,609,660)
Translation of assets and liabilities denominated in
foreign currencies                                                      144,289
                                                                   ------------
Net change                                                          (24,465,371)
                                                                   ------------
Net realized and unrealized loss                                    (14,133,838)

===============================================================================
Net Decrease in Net Assets Resulting from Operations               $(15,460,493)
                                                                   ============

See accompanying Notes to Financial Statements.


                         20 Oppenheimer Enterprise Fund

-------------------------------------------------------------------------------
 Statements of Changes in Net Assets
-------------------------------------------------------------------------------


                                                  Year Ended August 31,
                                                  1998             1997
===============================================================================
Operations
Net investment loss                               $ (1,326,655)    $   (992,965)
-------------------------------------------------------------------------------
Net realized gain                                   10,331,533        5,153,073
-------------------------------------------------------------------------------
Net change in unrealized appreciation
or depreciation                                    (24,465,371)       7,605,620
                                                  ------------     ------------
Net increase (decrease) in net assets
resulting from operations                          (15,460,493)      11,765,728

===============================================================================
Distributions to Shareholders
Distributions from net realized gain:
Class A                                             (4,786,108)      (2,947,210)
Class B                                             (2,599,048)      (1,406,497)
Class C                                               (542,632)        (317,008)

===============================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                             35,326,895        3,467,955
Class B                                             26,047,046        3,163,980
Class C                                              4,821,481          364,697

===============================================================================
Net Assets
Total increase                                      42,807,141       14,091,645
-------------------------------------------------------------------------------
Beginning of period                                 83,964,184       69,872,539
                                                  ------------     ------------
End of period (including accumulated
net investment losses of $67,426 and
$32,928, respectively)                            $126,771,325     $ 83,964,184
                                                  ============     ============

See accompanying Notes to Financial Statements.


                         21 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------


                                                    Class A
                                                    -------------------------------------
                                                    Year Ended August 31,
                                                    1998           1997           1996(1)
=========================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $16.98         $15.48         $10.00
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.14)          (.09)          (.05)
Net realized and unrealized gain (loss)                (.75)          2.66           5.53
                                                     ------         ------         ------
Total income (loss) from investment operations         (.89)          2.57           5.48

-----------------------------------------------------------------------------------------
Distributions from net realized gain                  (1.37)         (1.07)            --
                                                     ------         ------         ------
Total distributions to shareholders                   (1.37)         (1.07)            --
-----------------------------------------------------------------------------------------
Net asset value, end of period                       $14.72         $16.98         $15.48
                                                     ======         ======         ======

=========================================================================================
Total Return, at Net Asset Value(2)                   (5.65)%        17.88%         54.80%

=========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $74,456        $52,455        $44,421
-----------------------------------------------------------------------------------------
Average net assets (in thousands)                   $72,059        $42,895        $30,655
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment loss                                   (0.81)%        (1.18)%       (0.59)%(3)
Expenses                                               1.48%          1.50%          1.66%(3)
-----------------------------------------------------------------------------------------
Portfolio turnover rate(4)                            181.7%         142.4%         155.6%

1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.


                         22 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                  Class B                                    Class C
                                                  ---------------------------------          --------------------------------
                                                  Year Ended August 31,                      Year Ended August 31,
                                                  1998         1997         1996(1)          1998         1997         1996(1)
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period               $16.75       $15.39       $10.00          $16.74       $15.39       $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                  (.15)        (.18)        (.14)           (.16)        (.18)        (.14)
Net realized and unrealized gain (loss)              (.85)        2.61         5.53            (.83)        2.60         5.53
                                                   ------       ------       ------          ------       ------       ------
Total income (loss) from investment operations      (1.00)        2.43         5.39            (.99)        2.42         5.39

-----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                (1.37)       (1.07)          --           (1.37)       (1.07)          --
                                                   ------       ------       ------          ------       ------       ------
Total distributions to shareholders                 (1.37)       (1.07)          --           (1.37)       (1.07)          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $14.38       $16.75       $15.39          $14.38       $16.74       $15.39
                                                   ======       ======       ======          ======       ======       ======

=============================================================================================================================
Total Return, at Net Asset Value(2)                 (6.43)%      17.03%       53.90%          (6.38)%      16.97%       53.90%

=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $43,570      $25,856      $20,606          $8,746       $5,653       $4,846
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $39,003      $20,410      $14,123          $7,908       $4,539       $3,472
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment loss                                 (1.58)%      (1.96)%      (1.37)%(3)      (1.58)%      (1.96)%      (1.35)%(3)
Expenses                                             2.26%        2.27%        2.44%(3)        2.26%        2.27%        2.43%(3)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                          181.7%       142.4%       155.6%          181.7%       142.4%       155.6%

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998, were $215,443,522 and $190,803,538, respectively.

See accompanying Notes to Financial Statements.


                         23 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Enterprise Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund primarily invests in equity securities of small U.S. and foreign companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

          The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                         24 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 1998, a provision of $37,515 was made for the Fund's projected benefit obligations and payments of $3,017 were made to retired trustees, resulting in an accumulated liability of $67,427, at August 31, 1998.

          The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                         25 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Organization Costs. The Manager advanced $25,237 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, by any holder thereof, the redemption proceeds will be reduced by the proportionate amount of the unamortized organization costs represented by the ratio the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily due to net operating losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

          The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $1,292,157. Accumulated net realized gain on investments was decreased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         26 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          Year Ended August 31, 1998  Year Ended August 31, 1997
                          --------------------------  --------------------------
                          Shares      Amount          Shares     Amount
-----------------------------------------------------------------------------
Class A:
Sold                      2,577,394   $ 46,616,420     852,726   $ 12,879,046
Distributions reinvested    295,161      4,571,937     193,503      2,765,162
Redeemed                   (902,443)   (15,861,462)   (827,440)   (12,176,253)
                          ---------   ------------    --------   ------------
Net increase              1,970,112   $ 35,326,895     218,789   $  3,467,955
                          =========   ============    ========   ============

-----------------------------------------------------------------------------
Class B:
Sold                      1,709,642   $ 30,191,456     388,682   $  5,860,950
Distributions reinvested    159,530      2,428,045      93,212      1,320,815
Redeemed                   (384,289)    (6,572,455)   (276,877)    (4,017,785)
                          ---------   ------------    --------   ------------
Net increase              1,484,883   $ 26,047,046     205,017   $  3,163,980
                          =========   ============    ========   ============

-----------------------------------------------------------------------------
Class C:
Sold                        421,843   $  7,464,131      93,376   $  1,411,388
Distributions reinvested     33,204        505,369      20,665        292,614
Redeemed                   (184,608)    (3,148,019)    (91,264)    (1,339,305)
                          ---------   ------------    --------   ------------
Net increase                270,439   $  4,821,481      22,777   $    364,697
                          =========   ============    ========   ============

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1998, net unrealized depreciation on investments of $5,947,819 was composed of gross appreciation of $11,367,599, and gross depreciation of $17,315,418.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.


                         27 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $609,401, of which $186,270 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $846,587 and $44,585, respectively, of which $65,562 and $1,228, respectively, was paid to an affiliated broker/dealer for Class B and Class C. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $77,221 and $1,872, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

          OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1998, OFDI paid $7,124 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

          The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI paid $1,819 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $323,772 and $33,266, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $1,227,770 for Class B and $104,974 for Class C.


                         28 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
5. Illiquid and Restricted Securities

At August 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at August 31, 1998, was $712,500, which represents 0.56% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                 Valuation
                                                 Cost            Per Unit as of
Security                    Acquisition Dates    Per Unit        August 31, 1998
--------------------------------------------------------------------------------
Silver Diner, Inc.          7/10/96-1/14/98      $1.37-$5.50                $.95

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

          The Fund had no borrowings outstanding during the year ended August 31, 1998.


                         29 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Enterprise Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Enterprise Fund as of August 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from November 7, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Enterprise Fund as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the period from November 7, 1995 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
September 22, 1998


                         30 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         31 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 Oppenheimer Enterprise Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees   Leon Levy, Chairman of the Board of Trustees
                        Donald W. Spiro, Vice Chairman of the Board of Trustees
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Galli, Trustee
                        Benjamin Lipstein, Trustee
                        Elizabeth B. Moynihan, Trustee
                        Kenneth A. Randall, Trustee
                        Edward V. Regan, Trustee
                        Russell S. Reynolds, Jr., Trustee
                        Pauline Trigere, Trustee
                        Clayton K. Yeutter, Trustee
                        Jay W. Tracey, III, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor      OppenheimerFunds, Inc.

================================================================================
Distributor             OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and            OppenheimerFunds Services
Shareholder Servicing
Agent

================================================================================
Custodian of            The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors    KPMG Peat Marwick LLP

================================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein

                        This is a copy of a report to shareholders of Oppenheimer Enterprise Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Enterprise Fund. For material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                         32 Oppenheimer Enterprise Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

==============================================================================================
Real Asset Funds
----------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

==============================================================================================
Global Stock Funds
----------------------------------------------------------------------------------------------
Developing Markets Fund        International Growth Fund        Quest Global Value Fund
International Small            Global Fund                      Global Growth & Income Fund
 Company Fund

==============================================================================================
Stock Funds
----------------------------------------------------------------------------------------------
Enterprise Fund                MidCap Fund                      Growth Fund
Discovery Fund                 Capital Appreciation Fund        Disciplined Value Fund
Quest Small Cap Value Fund     Quest Capital Value Fund         Quest Value Fund

==============================================================================================
Stock & Bond Funds
----------------------------------------------------------------------------------------------
Main Street Income &           Total Return Fund                Disciplined Allocation Fund
 Growth Fund                   Quest Balanced                   Multiple Strategies Fund
Quest Opportunity               Value Fund(1)                   Convertible Securities Fund(2)
 Value Fund                    Equity Income Fund

==============================================================================================
Taxable Bond Funds
----------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund             U.S. Government Trust
World Bond Fund                Strategic Income Fund            Limited-Term Government Fund
High Yield Fund                Bond Fund

==============================================================================================
Municipal Bond Funds
----------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3)   Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund              Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund           Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund       Municipal Fund

==============================================================================================
Money Market Funds(4)
----------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                         33 Oppenheimer Enterprise Fund

                      [This page intentionally left blank]

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account
information. Online
trans actions now available

---------------------------
 www.oppenheimerfunds.com
---------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

---------------------------
 1-800-525-7048
---------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

---------------------------
 1-800-852-8457
---------------------------

PhoneLink
24-hr automated information
and automated transactions

---------------------------
 1-800-533-3310
---------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

---------------------------
 1-800-843-4461
---------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

---------------------------
 1-800-835-3104
---------------------------


                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0885.001.0898  October 30, 1998